SEMIANNUAL
                                     REPORT
                                 April 30, 1999


                    WARBURG PINCUS INSTITUTIONAL FUND, INC.

                       o INTERNATIONAL EQUITY PORTFOLIO
                       o EMERGING MARKETS PORTFOLIO
                       o JAPAN GROWTH PORTFOLIO

More complete information about the portfolios, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.



                         [WARBURG PINCUS FUNDS GRAPHIC]

From time to time, the portfolios' investment adviser and co-administrator may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

The views of the portfolios' management are as of the date of the letters and holdings described in this document are as of April 30, 1999; these views and holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Warburg Pincus Institutional Fund -- International Equity Portfolio
Semiannual Investment Adviser's Report -- April 30, 1999
--------------------------------------------------------------------------------

                                                                   June 15, 1999

Dear Shareholder:

  For the six months ended April 30, 1999, Warburg Pincus Institutional Fund -- International Equity Portfolio had a return of 9.40%, vs. a gain of 17.47% for the Morgan Stanley All Country World Excluding the U.S. Index.* The portfolio's one-year return through April 30, 1999 was -7.05%. Its five-year and since-inception (on September 1, 1992) average annual total returns through April 30, 1999 were 5.32% and 10.94%, respectively. Note: Effective December 24, 1998, Harold E. Sharon serves as a Co-Portfolio Manager of the portfolio. Richard H. King (formerly Portfolio Manager), P. Nicholas Edwards, Harold W. Ehrlich and Vincent J. McBride (formerly Associate Portfolio Managers) also serve as Co-Portfolio Managers.

MANAGER COMMENTARY

  The period was almost uniformly positive for foreign stock markets, reflecting a worldwide easing of monetary policy in the wake of last summer's global financial-market turmoil. Emerging stock markets were particularly impressive, reflecting investor optimism that financial crises in Latin America and Asia were ebbing. Also showing strength was the Japanese stock market, aided by favorable investor reaction to a wave of corporate-restructuring news. Most European markets, meanwhile, had solid performance, buoyed by the launch of European Monetary Union (EMU) on January 1 and by a continued supportive interest-rate and inflation backdrop.

  Against this backdrop, the portfolio had a good return in absolute terms, though it lagged its benchmark for the six months. Positive contributors to the portfolio's performance included its increased weighting in Japan, which proved timely, given that market's significant advance. Weighing on the portfolio was the surprising weakness in European currencies, particularly the euro, which declined nearly 10% vs. the U.S. dollar during the period. European stocks represented the majority of the portfolio's assets through the six months, and the currency-translation loss (the portfolio's exposure was unhedged) reduced the local-currency share-price gains generated by the portfolio.

  We made a few noteworthy changes to the portfolio during the period in terms of its regional exposure. Most notably, we lowered our weighting in Europe, from roughly 70% of the portfolio at the start of the period to about a

Warburg Pincus Institutional Fund -- International Equity Portfolio
Semiannual Investment Adviser's Report -- April 30, 1999 (cont'd)
--------------------------------------------------------------------------------
55% weighting on April 30. This reflected both stock-specific decisions and top-down considerations (e.g., because we believe that while European interest rates have room to fall further, the region's rate environment will provide far less of a tailwind for stocks going forward). That said, we still to see much to like about Europe, given the launch of EMU and the prospects for continued restructuring and merger & acquisition activity.

  Regional allocations we raised included, as noted, Japan. While the country's economy has remained in the doldrums, there are certainly grounds for optimism, given some recent pro-growth government policies and corporate Japan's apparent commitment to restructurings. Our specific focus here through the period was on technology, consumer-finance, telecommunications and banking companies.

  Elsewhere, we modestly raised our exposure to emerging markets late in the period, encouraged by an easing of fears regarding Brazil and by central banks' efforts to keep global growth in positive territory. In this context, we added several Asian stocks (mostly from South Korea), including financial companies focused on local markets as well as more globally oriented technology names. We had no exposure to Latin America at the end of the period, however, since we viewed valuations there as relatively expensive from a risk-vs.-reward perspective. That said, we continue to closely monitor the region for buying opportunities.

Richard H. King                     Harold W. Ehrlich
Co-Portfolio Manager                Co-Portfolio Manager

P. Nicholas Edwards                 Vincent J. McBride
Co-Portfolio Manager                Co-Portfolio Manager

Harold E. Sharon
Co-Portfolio Manager

* The Morgan Stanley All Country World Excluding the U.S. Index is a market-capitalization weighted index of companies listed on stock exchanges outside of the United States.

  International investing entails special risk considerations, including currency fluctuations, economic and political risks, lower liquidity, and differences in accounting methods.

Warburg Pincus Institutional Fund -- Emerging Markets Portfolio
Semiannual Investment Adviser's Report -- April 30, 1999
--------------------------------------------------------------------------------

                                                                   June 15, 1999

Dear Shareholder:

  For the six months ended April 30, 1999, Warburg Pincus Institutional Fund -- Emerging Markets Portfolio had a gain of 16.45%, vs. a gain of 34.87% for the Morgan Stanley Capital International Emerging Markets Free Index.* The portfolio's one-year return through April 30, 1999 was -22.72%. Its since-inception (on September 30, 1996) average annual total return through April 30, 1999 was -11.17%.

  The period was a strong one for emerging markets, with the vast majority posting double-digit gains in U.S. dollar terms. Driving the markets were a general improvement in economic conditions, evident most visibly in the Asian-Pacific region, and an easing of the broad concerns that had been triggered by Russia's debt default and currency devaluation last August.

  Set against this backdrop, the portfolio had a strong showing in absolute terms for the period, but trailed its benchmark by a fairly wide margin. Much of that underperformance can be attributed to the portfolio's Latin American exposure. The portfolio entered the period with a fairly significant underweighting in the region. We trimmed that stake substantially further following Brazil's devaluation of its currency in mid-January, however, concerned about the devaluation's effects on regional economic growth and, on a company level, earnings prospects. While that decision was sound on fundamental grounds, it proved costly in terms of the portfolio's relative performance, as the region's stock markets subsequently staged a strong recovery in February and, especially, March, with investors discounting most if not all of the bad news and instead focusing on the prospects for a recovery. Though we did raise our exposure to the region late in the period on some better-than-expected economic data, especially concerning Brazil, the move proved too little, too late in terms of the portfolio's relative performance.

  We made several other noteworthy adjustments to the portfolio's regional and country allocations over the course of the period. The most significant of these was an increae in its Asian-Pacific exposure, reflecting our growing level of comfort with the region from a risk-reward perspective and our ability to find attractively valued stocks, particularly in specific markets such as South

------------------
* The Morgan Stanley Capital International Emerging Markets Free Index is a market-capitalization-weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.

Warburg Pincus Institutional Fund -- Emerging Markets Portfolio
Semiannual Investment Adviser's Report -- April 30, 1999 (cont'd)
--------------------------------------------------------------------------------
Korea and Taiwan. We also raised the portfolio's weighting in South Africa, for similar reasons. Markets to which we trimmed the portfolio's exposure included Israel and Poland, largely on profit-taking.

  Looking ahead, we see grounds for optimism regarding emerging markets. Investor sentiment toward the asset class appears to have taken a decided turn for the better, and with many investors still underweighted in the markets, the potential for a substantial inflow of liquidity into stocks would appear to be sizable. Simultaneously, valuations in most emerging markets remain very attractive relative to those in developed markets, providing additional incentive for those investors who might be inclined to buy. Added to the mix is generally encouraging news on the economic and earnings fronts. The Asian-Pacific region appears to have begun to turn the corner economically, after nearly two years of weakness. Many of the region's companies have also begun to take steps to restructure and improve efficiencies, auguring well for a longer-term, sustainable recovery. Latin America also shows signs that its problems may prove less severe than many, including ourselves, had originally feared. Prospects for other emerging markets vary, but in general appear to be improving relative to where they stood several months ago. We believe that the combination of better sentiment, attractive valuations and improving fundamentals argues strongly for emerging markets, and we remain positive in our outlook.

  That said, we would encourage investors to continue to approach the asset class with realistic expectations. While emerging markets have, we believe, very attractive long-term growth prospects, they will also undoubtedly continue to display very high short-term volatility, and investors should be comfortable with that fact before committing assets. For investors with a sufficiently high tolerance for risk, though, and a long-term investment horizon, we believe these markets may be worthy of consideration.

Richard H. King                     Vincent J. McBride
Co-Portfolio Manager                Co-Portfolio Manager

  International investing entails special risk considerations, including currency fluctuations, economic and political risks, lower liquidity, and differences in accounting methods; these risks are generally heightened for emerging-market investments.

Warburg Pincus Institutional Fund -- Japan Growth Portfolio
Semiannual Investment Adviser's Report -- April 30, 1999
--------------------------------------------------------------------------------

                                                                   June 15, 1999

Dear Shareholder:

  For the six months ended April 30, 1999, Warburg Pincus Institutional Fund -- Japan Growth Portfolio had a gain of 68.11%, vs. a gain of 26.64% for the U.S.-dollar-denominated Tokyo Stock Exchange Index ("TOPIX").* The portfolio's one-year return through April 30, 1999 was 46.18%. Its since-inception (on October 31, 1997) average annual return through April 30, 1999 was 33.93%.

  The six months saw a strong, broad-based rally in Japan's equity market. Supporting stocks were a rash of corporate-restructuring announcements and signs of improvement in Japan's long-stagnant economy. Investors were also heartened by several promising policy initiatives from the Japanese government, including announced measures to stabilize the country's ailing banking sector, whose health is deemed vital for a sustainable economic recovery.

  Against this backdrop, the portfolio generated a robust gain for the period, aided by the market's broad strength and good stock selection. Particularly strong performers for the portfolio were its technology holdings, a number of which saw their share prices surge during the period. Other noteworthy contributors to the portfolio's performance were its financial-services and telecommunications stocks.

  There were few significant changes in the portfolio during the period in terms of sector emphasis. The portfolio's largest area of concentration remained technology, broadly defined, where we continued to find a large number of attractive investment opportunities. The portfolio maintained smaller but still-meaningful weightings in the telecommunications, financial-services, manufacturing and consumer-related sectors as well.

  Our outlook on the prospects for Japan's equity market remains positive. Corporate-restructuring announcements, which have been the main driver of the market's recent gains, continue apace, which should continue to have a

------------------
* The TOPIX is an unmanaged capitalization-weighted index (with no defined investment objective) designed to reflect the general movement of the Japanese stock market. The index consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies.

Warburg Pincus Institutional Fund -- Japan Growth Portfolio
Semiannual Investment Adviser's Report -- April 30, 1999 (cont'd)
--------------------------------------------------------------------------------
favorable impact on investor sentiment. Simultaneously, the Japanese economy appears to have finally turned the corner and is beginning to show signs of life, and the Japanese government has demonstrated its commitment to ensuring that that recovery does not falter. We believe that the combination of ongoing progress on the company-specific level, positive investor sentiment and an improved economic backdrop augurs very well for the Japanese stock market. Accordingly, we remain optimistic, and will continue to strive to identify those companies with the best prospects for long-term share-price appreciation.

P. Nicholas Edwards
Portfolio Manager

  International investing entails special risk considerations, including currency fluctuations, economic and political risks, lower liquidity, and differences in accounting methods. There are also risks associated with investing in Japan, including the risk of investing in a single-country fund.

Warburg Pincus Institutional Fund, Inc. -- International Equity Portfolio Statement of Net Assets
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                     Number
                                                       of
                                                     Shares             Value
                                                   ----------       ------------
COMMON STOCKS (95.9%)
Canada (3.3%)
 Rogers Communications, Inc. Class B+               1,370,000       $ 25,682,032
 The Toronto-Dominion Bank                             54,300          2,902,716
                                                                    ------------
                                                                      28,584,748
                                                                    ------------
Denmark (2.2%)
 International Service System AS
   Class B+                                            68,150          4,010,177
 Tele Danmark AS
   Class B+                                           146,300         15,112,280
                                                                    ------------
                                                                      19,122,457
                                                                    ------------
France (8.5%)
 Elf Aquitaine SA                                      60,800          9,424,473
 PSA Peugeot Citroen                                   59,740          9,922,748
 Rhone-Poulenc SA
   Class A                                            244,392         11,635,006
 Societe Generale d'Enterprises SA                    379,300         16,051,290
 Societe Generale Paris                                73,000         13,082,880
 Suez Lyonnaise des Eaux SA                            42,200          7,187,956
 Unisor SA                                            444,000          6,876,875
                                                                    ------------
                                                                      74,181,228
                                                                    ------------
Germany (6.3%)
 BHF Bank AG                                          228,550          8,668,371
 Fresenius Medical Care AG                            218,000         11,808,468
 Hannover Rueckversicherungs AG                        89,500          7,442,394
 Mannesmann AG                                         72,830          9,546,600
 Siemens AG                                           236,300         17,424,631
                                                                    ------------
                                                                      54,890,464
                                                                    ------------
Greece (1.0%)
 Hellenic Telecommunication
   Organization SA ADR+                               766,800          9,153,675
                                                                    ------------



                                                     Number
                                                       of
                                                     Shares             Value
                                                   ----------       ------------
Hong Kong (1.0%)
 Smartone Telecommunications                        2,666,000       $  9,236,162
                                                                    ------------
India (0.6%)
 Bharat Petroleum Corp., Ltd.                             100                365
 Hindalco Industries, Ltd                                 100              1,332
 Mahanagar Telephone Nigam, Ltd.                    1,446,200          5,246,774
 Reliance Industries, Ltd                              11,097             33,463
 State Bank of India, Ltd                               1,550              5,623
                                                                    ------------
                                                                       5,287,557
                                                                    ------------
Ireland (1.4%)
 Bank of Ireland                                      612,700         12,283,558
                                                                    ------------
Israel (2.1%)
 ECI Telecommunications Limited Designs               240,950          8,885,031
 Orbotech, Ltd.+                                      190,100          9,124,800
                                                                    ------------
                                                                      18,009,831
                                                                    ------------
Italy (13.5%)
 Banca Nazionale del Lavoro SpA+                    4,800,000         16,402,531
 Olivetti SpA+                                      4,718,000         16,471,721
 Seat Pagine Gialle SpA                            26,547,600         21,879,119
 Telecom Italia SpA                                 4,773,000         50,849,654
 Unione Immobilliare SpA                           22,477,000         12,888,570
                                                                    ------------
                                                                     118,491,595
                                                                    ------------
Japan (26.0%)
 Advantest Corp.                                      133,900         10,242,068
 Hoya Corp.                                           178,000          9,320,438
 Matsushita Electric Industrial Group                 258,000         18,524,088
 Mitsui & Co., Ltd.                                 1,900,000         13,928,295
 Nichiei Co., Ltd.                                    113,600          9,850,426
 Nomura Securities Co., Ltd.                          882,000          9,517,453
 NTT Mobile Communications Network, Inc.                  387         22,695,791

               See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- International Equity Portfolio Statement of Net Assets (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                     Number
                                                       of
                                                     Shares             Value
                                                   ----------       ------------
COMMON STOCKS (cont'd)
Japan (cont'd)
 Orix Corp.                                           260,700       $ 20,989,434
 Rohm Co., Ltd.                                       159,000         19,182,090
 Sanwa Bank, Ltd.                                     728,000          8,172,831
 Shohkoh Fund & Co., Ltd                               52,400         30,730,218
 Softbank Corp.                                        49,700          6,616,322
 Sony Corp.                                           109,400         10,219,473
 Sumitomo Bank, Ltd.                                  684,000          9,260,486
 Sumitomo Rubber Industries, Ltd.                     791,000          5,202,145
 Tokyo Electron, Ltd.                                  90,000          5,127,288
 Toshiba Corp.                                      2,672,000         17,908,646
                                                                    ------------
                                                                     227,487,492
                                                                    ------------
Mexico (0.1%)
 Gruma SA de CV Class B                               289,702            555,591
                                                                    ------------
Netherlands (2.9%)
 Koninklijke Hoogovens NV                             180,738          7,256,519
 Laurus NV                                            124,839          2,687,706
 Vedior NV                                            192,800          4,344,639
 Vendex NV                                            436,563         10,876,895
                                                                    ------------
                                                                      25,165,759
                                                                    ------------
Portugal (2.3%)
 Banco Pinto & Sollo Mayor SA                         226,000          4,220,076
 Portugal Telecom SA                                  382,200         15,951,620
                                                                    ------------
                                                                      20,171,696
                                                                    ------------
Singapore (1.3%)
 DBS Land, Ltd.                                     2,725,000          5,052,554
 National Steel Electronics Co.                       843,000          2,837,378
 Venture Manufacturing                                576,000          3,163,153
                                                                    ------------
                                                                      11,053,085
                                                                    ------------
South Africa (0.6%)
 Sappi, Ltd.                                          716,600          5,165,243
                                                                    ------------


                                                     Number
                                                       of
                                                     Shares             Value
                                                   ----------       ------------
South Korea (3.2%)
 Daewoo Securities Co.                                265,800       $  6,564,132
 Hyundai Industrial Development & Construction        158,100          2,088,554
 Korea Electric Power Corp.                           169,400          4,874,766
 Samsung Corp.+                                       238,000          3,344,319
 Samsung Electronics Co., Ltd.                        147,700         11,359,022
                                                                    ------------
                                                                      28,230,793
                                                                    ------------
Spain (1.1%)
 Banco Santander Central Hispanoamericano SA          208,700          4,539,548
 Endesa SA                                            248,400          5,529,227
                                                                    ------------
                                                                      10,068,775
                                                                    ------------
Sweden (1.8%)
 Biora AB ADR+                                         37,100            466,069
 Electrolux AB Series B                               444,143          9,029,894
 Kinnevik AB Class B                                  216,500          4,762,043
 Kungsleden AB+                                       145,000          1,103,346
                                                                    ------------
                                                                      15,361,352
                                                                    ------------
Switzerland (2.3%)
 Roche Holding AG                                         797          9,391,560
 United Bank of Switzerland SA                         31,900         10,853,690
                                                                    ------------
                                                                      20,245,250
                                                                    ------------
Taiwan (1.7%)
 Taiwan Semiconductor Manufacturing Co.+            4,510,000         15,240,671
                                                                    ------------
Turkey (0.8%)
 Eregli Dernir ve Celik Fabrikalari TAS+           75,120,000          1,381,278
 Haci Omer Sabanci Holding AS                     100,000,000          2,745,373
 Yapi ve Kredi Bankasi AB                         122,000,000          2,928,739
                                                                    ------------
                                                                       7,055,390
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- International Equity Portfolio Statement of Net Assets (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                     Number
                                                       of
                                                     Shares             Value
                                                   ----------       ------------
COMMON STOCKS (cont'd)
United Kingdom (11.9%)
 AstraZeneca Group PLC                                258,100       $ 10,110,741
 Barclays PLC                                         362,800         11,531,008
 British Aerospace PLC                              1,427,400         10,686,894
 British Airport Authority PLC                        737,712          7,720,636
 British Energy PLC                                 1,852,300         15,761,922
 British Steel PLC                                  3,137,400          7,463,632
 Orange PLC+                                          843,800         11,493,776
 Reed International PLC                             1,047,800          9,540,340
 Royal & Sun Alliance Insurance Group PLC             516,905          4,460,960
 Williams PLC                                       2,277,023         15,654,822
                                                                    ------------
                                                                     104,424,731
                                                                    ------------
TOTAL COMMON STOCKS
  (Cost $706,481,763)                                                839,467,103
                                                                    ------------
PREFERRED STOCK (0.2%)
Thailand (0.2%)
 Siam Commercial Bank Public Co., Ltd.
   (Cost $1,420,859)+                               2,020,000          1,415,103
                                                                    ------------
WARRANTS (0.0%)
Thailand (0.0%)
 Siam Commercial Bank Public Co., Ltd. 05/10/02
   (Cost $0)+                                       2,020,000                  0
                                                                    ------------

                                                       Par
                                                      (000)             Value
                                                   ----------       ------------
REPURCHASE AGREEMENTS (2.3%)
 Repurchase agreement with State Street Bank &
   Trust Co. dated 04/30/99 at 4.82% to be
   repurchased at $20,274,140 on 05/03/99.
   (Collateralized by a pro rata amount of
   U.S. Treasury Notes ranging in par values
   from $26,210,000 to $50,000,000,
   6.000%-8.500%, 07/31/02-02/15/20. Pro rata
   market value of collateral is $20,673,346)
   (Cost $20,266,000)                                  20,266       $ 20,266,000
                                                                    ------------
TOTAL INVESTMENTS (98.4%)
  (Cost $728,168,622*)                                               861,148,206

OTHER ASSETS IN EXCESS OF LIABILITIES (1.6%)                          14,013,021
                                                                    ------------
NET ASSETS (100.0%)
 (applicable to 56,024,355 shares outstanding)                      $875,161,227
                                                                    ============
NET ASSET VALUE, offering and redemption
 price per share ($875,161,227 divided by  56,024,355)              $      15.62
                                                                    ============

                            INVESTMENT ABBREVIATIONS

                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
+  Non-income producing security.

*  Cost for federal income tax purposes is $729,565,258.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Emerging Markets Portfolio
Schedule of Investments
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                     Number
                                                       of
                                                     Shares             Value
                                                   ----------       ------------
COMMON STOCKS (87.2%)
Argentina (3.3%)
 Banco de Galicia & Buenos Aires SA de CV ADR           1,600       $     36,900
 Telefonica de Argentina SA ADR                           800             29,900
                                                                    ------------
                                                                          66,800
                                                                    ------------
Australia (2.7%)
 Novus Petroleum, Ltd.                                 20,500             23,505
 Oil Search, Ltd.                                      23,700             30,944
                                                                    ------------
                                                                          54,449
                                                                    ------------
Brazil (4.2%)
 Companhia Paranaense de Energia ADR                    4,200             34,387
 Embarfel Participacoes SA ADR                          3,100             50,375
                                                                    ------------
                                                                          84,762
                                                                    ------------
China (0.7%)
 China Telecom, Ltd.+                                   6,000             13,703
                                                                    ------------
Croatia (2.6%)
 Pliva DD GDR                                           3,400             52,745
                                                                    ------------
Greece (3.0%)
 Hellenic Telecommunication Organization SA ADR+        5,000             59,687
                                                                    ------------
Hong Kong (5.7%)
 Cosco Pacific, Ltd.                                   19,000             12,871
 New World Development Co., Ltd.                          100                248
 Shaw Brothers, Ltd.                                   29,000             19,832
 SmarTone Telecommunications Holdings, Ltd.            10,359             35,888
 Wing Hang Bank, Ltd.                                  15,100             46,176
                                                                    ------------
                                                                         115,015
                                                                    ------------
Hungary (1.2%)
 Mol Magyar Olajes Gazipari RT                            500             11,147
 OTP Bank RT                                              300             12,667
                                                                    ------------
                                                                          23,814
                                                                    ------------

                                                     Number
                                                       of
                                                     Shares             Value
                                                   ----------       ------------
India (6.3%)
 Mahanagar Telephone Nigam, Ltd. GDR                    8,200       $     85,485
 State Bank of India, Ltd. GDR+                         4,600             41,055
                                                                    ------------
                                                                         126,540
                                                                    ------------
Israel (4.9%)
 Blue Square Israel Co., Ltd. ADR                       3,000             41,625
 ECI Telecommunications Ltd                               900             33,188
 Orbotech, Ltd.                                           500             24,000
                                                                    ------------
                                                                          98,813
                                                                    ------------
Mexico (7.0%)
 Fomento Economico Mexicano SA de CV ADR+               1,500             54,563
 Grupo Industrial Saltillo SA de CV                    12,900             47,469
 Telefonos de Mexico SA ADR                               500             37,875
                                                                    ------------
                                                                         139,907
                                                                    ------------
Philippines (2.3%)
 Philippine Long Distance Telephone Co.                 1,440             46,581
                                                                    ------------
Poland (2.5%)
 Bank Slaski SA                                           310             14,041
 Elektrim Spolka Akcyjna SA                             3,100             36,869
                                                                    ------------
                                                                          50,910
                                                                    ------------
Singapore (2.0%)
 Allgreen Properties, Ltd.+                            67,000             40,750
                                                                    ------------
South Africa (8.2%)
 Amalgamated Banks of South Africa, Ltd.                7,000             36,695
 Billiton, PLC                                          8,000             26,997
 Sanlam, Ltd.+                                         30,740             30,063
 Sappi, Ltd.                                            3,400             24,507
 South African Breweries, Ltd.                          5,600             46,786
                                                                    ------------
                                                                         165,048
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Emerging Markets Portfolio
Schedule of Investments (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                     Number
                                                       of
                                                     Shares             Value
                                                   ----------       ------------
COMMON STOCKS (cont'd)
South Korea (13.0%)
 Cheil Jedang Corp.                                       300       $     15,903
 Daewoo Securities Co.+                                   500             12,348
 Hankuk Electric Glass Co., Ltd.+                       1,700             56,358
 Korea Telecom Corp.+                                     500             23,518
 Samsung Corp.                                          4,420             62,109
 Samsung Display Devices Co.                              300             15,398
 Samsung Electronics Co., Ltd.                            609             46,836
 Shinhan Bank                                           2,700             29,761
                                                                    ------------
                                                                         262,231
                                                                    ------------
Taiwan (10.1%)
 Far Eastern Textile                                   30,000             40,276
 Phoenixtec Power Co., Ltd.+                           19,000             33,992
 Taiwan Semiconductor Manufacturing Co.+               26,000             87,862
 United Microelectronics Co., Ltd.+                    19,000             29,634
 Windbond Electronics Corp. GDR+                        1,100             11,440
                                                                    ------------
                                                                         203,204
                                                                    ------------
Thailand (2.6%)
 Hana Microelectronics Public Co., Ltd.                 9,200             17,352
 Siam Commercial Bank Public Co., Ltd.                 26,200             34,591
                                                                    ------------
                                                                          51,943
                                                                    ------------
Turkey (4.9%)
 Akbank TAS                                         1,138,200             36,335
 Akcansa Cimento AS                                   861,600             22,004
 Yapi Ve Kredi Bankasi AS                           1,722,450             41,349
                                                                    ------------
                                                                          99,688
                                                                    ------------
TOTAL COMMON STOCKS
 (Cost $1,332,723)                                                     1,756,590
                                                                    ------------


                                                     Number
                                                       of
                                                     Shares             Value
                                                   ----------       ------------
PREFERRED STOCK (11.4%)
Brazil (5.8%)
 Petroleo Brasileiro SA                               295,200       $     47,866
 Tele Norte Leste Participacoes SA                  2,331,500             40,756
 Telecomunicacoes de Sao Paulo SA                     231,100             28,836
                                                                    ------------
                                                                         117,458
                                                                    ------------
Thailand (5.6%)
 Siam Commercial Bank Public Co., Ltd.                161,000            112,788
                                                                    ------------
TOTAL PREFERRED STOCK
 (Cost $202,812)                                                         230,246
                                                                    ------------

                                                       Par
                                                      (000)
                                                      -----
CORPORATE BOND (1.4%)
Philippines (1.4%)
 Piltel International Holding Corp. 1.750%,
   01/17/02 (Cost $45,070)                                 66             27,885
                                                                    ------------

                                                     Number
                                                       of
                                                     Shares
                                                   ----------
RIGHTS & WARRANTS (0.0%)
Brazil (0.0%)
 Telecomunicaoes de Sao Paulo SA Rts.+                  2,258                  0
                                                                    ------------
Thailand (0.0%)
 Siam Commercial Bank Public Co., Ltd. Wts.
   5/10/02+                                           161,000                  0
                                                                    ------------
TOTAL RIGHTS & WARRANTS
 (Cost $0)                                                                     0
                                                                    ------------
TOTAL INVESTMENTS AT VALUE (100.0%)
 (Cost $1,580,605*)                                                 $  2,014,721
                                                                    ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
                         GDR = Global Depository Receipt
--------------------------------------------------------------------------------
+  Non-income producing security.
*  Cost for federal income tax purposes is $1,804,939.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Japan Growth Portfolio
Statement of Net Assets
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                     Number
                                                       of
                                                     Shares             Value
                                                   ----------       ------------
COMMON STOCKS (99.4%)
Automobiles (2.7%)
 Jac Co., Ltd.                                          1,000       $    137,398
                                                                    ------------
Banking (9.8%)
 Sakura Bank, Ltd.                                     40,000            154,489
 Sanwa Bank, Ltd.                                      18,000            202,075
 Sumitomo Bank, Ltd.                                   10,000            135,387
                                                                    ------------
                                                                         491,951
                                                                    ------------
Computers (10.4%)
 Fujitsu Support & Service, Inc.                        2,000            244,635
 Nidec Corp.                                            1,000            129,858
 TDK Corp.                                              2,000            151,305
                                                                    ------------
                                                                         525,798
                                                                    ------------
Consumer Durables (8.4%)
 Sankyo Co., Ltd.                                       6,800            235,855
 Sony Corp.                                             2,000            186,828
                                                                    ------------
                                                                         422,683
                                                                    ------------
Electric Components (14.8%)
 Nemic-Lambda K.K                                       4,000            263,402
 Rohm Co., Ltd.                                         1,000            120,642
 Tokyo Electronics, Ltd                                 4,000            227,880
 Toshiba Corp.                                         20,000            134,047
                                                                    ------------
                                                                         745,971
                                                                    ------------
Electronics (13.8%)
 Advantest Corp.                                        2,200            168,279
 Megachips Corp.                                        2,000            118,631
 Nintendo Co., Ltd.                                     2,000            186,493
 Tokyo Seimitsu Co., Ltd                                4,000            221,512
                                                                    ------------
                                                                         694,915
                                                                    ------------
Financial Services (13.2%)
 Nomura Securities Co., Ltd.                           14,000            151,071
 Orix Corp.                                             2,000            161,024




                                                     Number
                                                       of
                                                     Shares             Value
                                                   ----------       ------------
Financial Services (cont'd)
 Shohkoh Fund & Co., Ltd                                  600       $    351,873
                                                                    ------------
                                                                         663,968
                                                                    ------------
Medical Equipment (4.2%)
 Hoya Corp.                                             4,000            209,448
                                                                    ------------
Publishing (1.8%)
 Kadokawa Shoten Publishing Co., Ltd                      600             91,487
                                                                    ------------
Retail (7.7%)
 Shimamura Co.                                          2,000            123,993
 Softbank Corp.                                         2,000            266,250
                                                                    ------------
                                                                         390,243
                                                                    ------------
Telecommunications (12.6%)
 Hikari Tsushin, Inc.                                   1,000            209,448
 Matsushita Communication Industrial Co., Ltd           4,000            287,195
 NTT Data Corp.                                           170            134,591
                                                                    ------------
                                                                         631,234
                                                                    ------------
TOTAL INVESTMENTS (99.4%)
 (Cost $3,811,790*)                                                    5,005,096

OTHER ASSETS IN EXCESS OF LIABILITIES (0.6%)                              30,436
                                                                    ------------
NET ASSETS (100.0%)
 (applicable to 331,037 shares outstanding)                         $  5,035,532
                                                                    ============
NET ASSET VALUE,
 offering and redemption price per share
 ($5,035,532 divided by 331,037)                                    $      15.21
                                                                    ============

--------------------------------------------------------------------------------
*  Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Emerging Markets Portfolio
Statement of Assets and Liabilities
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS
 Investments at value (Cost $1,580,605)                               $2,014,721
 Receivable for investment sold (Cost $220,613)                          220,509
 Foreign currency (Cost $144,373)                                        144,809
 Cash                                                                    136,624
 Singapore Swap Baskets (Cost $54,400)                                    67,728
 Dividends and interest receivable (Cost $41,865)                         34,138
 Receivable from advisor                                                   7,626
 Prepaid insurance                                                           550
                                                                      ----------
     Total Assets                                                      2,626,705
                                                                      ----------
LIABILITIES
 Payable for investments purchased (Cost $181,395)                       181,500
 Accrued expenses payable                                                 40,772
                                                                      ----------
     Total Liabilities                                                   222,272
                                                                      ----------
NET ASSETS, applicable to 364,885 shares outstanding                  $2,404,433
                                                                      ==========
NET ASSET VALUE, offering and redemption price per share
 ($2,404,433 divided by 364,885)                                      $     6.59
                                                                      ==========

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc.
Statement of Operations
For the Six Months Ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                  INTERNATIONAL EQUITY   EMERGING MARKETS   JAPAN GROWTH
                                                       PORTFOLIO            PORTFOLIO        PORTFOLIO
                                                  --------------------   ----------------   ------------
INVESTMENT INCOME:
   Dividends                                          $11,963,753          $    74,664       $   10,122
   Interest                                               705,036               55,422            1,811
   Foreign taxes withheld                                (892,818)              (8,859)          (1,518)
                                                      -----------          -----------       ----------
     Total investment income                           11,775,971              121,227           10,415
                                                      -----------          -----------       ----------
EXPENSES:
   Investment advisory                                  3,977,140               46,635           13,108
   Administrative services                                942,052               13,274            4,630
   Audit                                                   19,766                5,502            5,793
   Custodian/Sub-Custodian                                373,499               14,640              396
   Directors                                                1,604                1,032            1,068
   Insurance                                                9,136                  268                6
   Interest                                                17,324                  930                0
   Legal                                                   60,292                1,167               51
   Printing                                                21,492                1,002              160
   Registration Fees                                       13,239               15,278           13,271
   Transfer agent                                          24,044                  188              192
   Miscellaneous                                            8,802                  604              396
                                                      -----------          -----------       ----------
                                                        5,468,390              100,520           39,071
   Less: fees waived, expenses reimbursed and
     transfer agent offsets                              (745,536)             (42,227)         (24,175)
                                                      -----------          -----------       ----------
     Total expenses                                     4,722,854               58,293           14,896
                                                      -----------          -----------       ----------
       Net investment income (loss)                     7,053,117               62,934           (4,481)
                                                      -----------          -----------       ----------
NET REALIZED AND UNREALIZED GAIN FROM
 INVESTMENTS AND FOREIGN CURRENCY RELATED ITEMS:
   Net realized gain (loss) from security and
     other related transactions                         2,802,480           (3,259,982)          55,271
   Net realized loss from foreign currency
     related items                                    (17,750,472)             (77,568)         (93,416)
   Net change in unrealized appreciation from
     investments and foreign currency related
     items                                             97,498,236            3,649,559        1,426,221
                                                      -----------          -----------       ----------
   Net realized and unrealized gain from
     investments and foreign currency related
     items                                             82,550,244              312,009        1,388,076
                                                      -----------          -----------       ----------
   Net increase in net assets resulting from
     operations                                       $89,603,361          $   374,943       $1,383,595
                                                      ===========          ===========       ==========

                See Accompanying Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


Warburg Pincus Institutional Fund, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------------------------

                                                                 INTERNATIONAL EQUITY PORTFOLIO
                                                              ------------------------------------
                                                                  FOR THE
                                                              SIX MONTHS ENDED        FOR THE
                                                               APRIL 30, 1999        YEAR ENDED
                                                                (UNAUDITED)       OCTOBER 31, 1998
                                                              ----------------    ----------------
FROM OPERATIONS:
 Net investment income                                         $    7,053,117      $   14,438,626
 Net realized gain (loss) from security and other related
   transactions                                                     2,802,480        (124,396,419)
 Net realized gain (loss) from foreign currency related
   items                                                          (17,750,472)         23,724,747
 Net change in unrealized appreciation (depreciation) from
   investments and foreign currency related items                  97,498,236          40,102,209
                                                               --------------      --------------
 Net increase (decrease) in net assets resulting from
   operations                                                      89,603,361         (46,130,837)
                                                               --------------      --------------
FROM DISTRIBUTIONS:
 Dividends from net investment income                              (9,397,386)        (12,756,660)
 Distributions from realized gains                                          0         (86,608,655)
                                                               --------------      --------------
   Net decrease in net assets from distributions                   (9,397,386)        (99,365,315)
                                                               --------------      --------------
FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                                     106,687,391         172,832,170
 Reinvested dividends                                               8,012,862          89,134,715
 Net asset value of shares redeemed                              (338,986,761)       (267,045,777)
                                                               --------------      --------------
     Net increase (decrease) in net assets from capital
       share transactions                                        (224,286,508)         (5,078,892)
                                                               --------------      --------------
     Net increase (decrease) in net assets                       (144,080,533)       (150,575,044)

NET ASSETS:
 Beginning of period                                            1,019,241,760       1,169,816,804
                                                               --------------      --------------
 End of period                                                 $  875,161,227      $1,019,241,760
                                                               ==============      ==============
UNDISTRIBUTED NET INVESTMENT INCOME:                           $    6,220,541      $    9,394,503
                                                               ==============      ==============


------------------------------------------------------------------------------------------------------------------------------------

                                                                 EMERGING MARKETS PORTFOLIO              JAPAN GROWTH PORTFOLIO
                                                             ----------------------------------   ----------------------------------
                                                                FOR THE                               FOR THE
                                                             SIX MONTHS ENDED      FOR THE        SIX MONTHS ENDED      FOR THE
                                                              APRIL 30, 1999      YEAR ENDED       APRIL 30, 1999      YEAR ENDED
                                                               (UNAUDITED)     OCTOBER 31, 1998     (UNAUDITED)     OCTOBER 31, 1998
                                                             ----------------  ----------------   ----------------  ----------------
FROM OPERATIONS:
 Net investment income                                         $     62,934      $    483,012       $   (4,481)       $    5,466
 Net realized gain (loss) from security and other related
   transactions                                                  (3,259,982)      (15,625,081)          55,271           (27,825)
 Net realized gain (loss) from foreign currency related
   items                                                            (77,568)          (70,413)         (93,416)           96,058
 Net change in unrealized appreciation (depreciation) from
   investments and foreign currency related items                 3,649,559         3,271,341        1,426,221          (223,874)
                                                               ------------      ------------       ----------        ----------
 Net increase (decrease) in net assets resulting from
   operations                                                       374,943       (11,941,141)       1,383,595          (150,175)
                                                               ------------      ------------       ----------        ----------
FROM DISTRIBUTIONS:
 Dividends from net investment income                              (250,526)         (240,803)         (14,953)           (8,999)
 Distributions from realized gains                                        0        (2,746,087)               0                 0
                                                               ------------      ------------       ----------        ----------
   Net decrease in net assets from distributions                   (250,526)       (2,986,890)         (14,953)           (8,999)
                                                               ------------      ------------       ----------        ----------
FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                                         1,356         1,259,833        2,190,000         1,629,019
 Reinvested dividends                                               250,526         2,985,126            1,090             8,999
 Net asset value of shares redeemed                             (21,398,388)       (3,171,709)               0            (4,044)
                                                               ------------      ------------       ----------        ----------
     Net increase (decrease) in net assets from capital
       share transactions                                       (21,146,506)        1,073,250        2,191,090         1,633,974
                                                               ------------      ------------       ----------        ----------
     Net increase (decrease) in net assets                      (21,022,089)      (13,854,781)       3,559,732         1,474,800

NET ASSETS:
 Beginning of period                                             23,426,522        37,281,303        1,475,800             1,000
                                                               ------------      ------------       ----------        ----------
 End of period                                                 $  2,404,433      $ 23,426,522       $5,035,532        $1,475,800
                                                               ============      ============       ==========        ==========
UNDISTRIBUTED NET INVESTMENT INCOME:                           $          0      $    239,298       $   14,529        $   14,953
                                                               ============      ============       ==========        ==========

Warburg Pincus Institutional Fund, Inc. -- International Equity Portfolio Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                               FOR THE SIX
                               MONTHS ENDED
                              APRIL 30, 1999
                               (UNAUDITED)        1998         1997        1996       1995       1994
PERIOD ENDED:                 --------------      ----         ----        ----       ----       ----
PER-SHARE DATA
Net asset value, beginning
 of period                       $  14.41      $    16.51   $    16.14   $  15.10   $  16.34   $  13.49
                                 --------      ----------   ----------   --------   --------   --------
INVESTMENT ACTIVITIES:
   Net investment income             0.01            0.21         0.20       0.26       0.15       0.17
   Net gains (losses) on
     investments and foreign
     currency related items
     (both realized and
     unrealized)                     1.34           (0.91)        0.78       1.28      (0.64)      2.87
                                 --------      ----------   ----------   --------   --------   --------
       Total from investment
        activities                   1.35           (0.70)        0.98       1.54      (0.49)      3.04
                                 --------      ----------   ----------   --------   --------   --------
DISTRIBUTIONS:
   From net investment
     income                         (0.14)          (0.18)       (0.13)     (0.50)     (0.18)     (0.07)
   From realized capital
     gains                           0.00           (1.22)       (0.48)      0.00      (0.57)     (0.12)
                                 --------      ----------   ----------   --------   --------   --------
       Total distributions          (0.14)          (1.40)       (0.61)     (0.50)     (0.75)     (0.19)
                                 --------      ----------   ----------   --------   --------   --------
Net asset value, end of
 period                          $  15.62      $    14.41   $    16.51   $  16.14   $  15.10   $  16.34
                                 ========      ==========   ==========   ========   ========   ========

       Total return                  9.40%+         (4.11)%       6.20%     10.48%     (2.83)%    22.62%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
 (000s omitted)                  $875,161      $1,019,242   $1,169,817   $937,443   $507,759   $331,297

   Ratio of expenses to
     average net assets               .96%*@          .95%@        .95%@      .96%@      .95%       .95%
   Ratio of net income to
     average net assets              1.42%*          1.21%         .98%      1.05%      1.20%       .59%
   Decrease reflected in
     above operating expense
     ratios due to
     waivers/reimbursements           .14%*           .13%         .14%       .18%       .23%       .29%
Portfolio turnover rate             63.30%+        113.58%       69.99%     29.91%     39.70%     19.34%

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .01% for the six months ended April 30, 1999 and .00%, .00% and .01% for the years ended October 31, 1998, 1997 and 1996, respectively. The operating expense ratio after reflecting these arrangements was .95% for the six months ended April 30, 1997 and .95%, .95% and .95% for the years ended October 31, 1998, 1997 and 1996, respectively.

 + Non annualized.

 * Annualized

                See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Emerging Markets Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                       FOR THE SIX
                                                       MONTHS ENDED
                                                      APRIL 30, 1999
                                                       (UNAUDITED)         1998         1997        1996**
PERIOD ENDED:                                         --------------      -------      -------      -------
PER-SHARE DATA
Net asset value, beginning of period                      $  5.72         $  9.36      $  9.86      $ 10.00
                                                          -------         -------      -------      -------
INVESTMENT ACTIVITIES:
   Net investment income (loss)                             (0.10)           0.11(a)      0.10         0.01
   Net gains (losses) on investments and foreign
     currency related items (both realized and
     unrealized)                                             1.03           (2.99)       (0.53)       (0.15)
                                                          -------         -------      -------      -------
     Total from investment activities                        0.93           (2.88)       (0.43)       (0.14)
                                                          -------         -------      -------      -------
DISTRIBUTIONS:
   From net investment income                               (0.06)          (0.01)       (0.02)        0.00
   From realized capital gains                               0.00           (0.75)       (0.05)        0.00
                                                          -------         -------      -------      -------
     Total distributions                                    (0.06)          (0.76)       (0.07)        0.00
                                                          -------         -------      -------      -------
Net asset value, end of period                            $  6.59         $  5.72      $  9.36      $  9.86
                                                          =======         =======      =======      =======

     Total return                                           16.45%+        (32.90)%      (4.43)%      (1.40)%+
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                  $ 2,404         $23,427      $37,281      $29,698
   Ratio of expenses to average net assets                   1.25%*@         1.25%@       1.25%@       1.25%*@
   Ratio of net income to average net assets                 1.35%*          1.54%         .92%        1.75%*
   Decrease reflected in above operating expense
     ratios due to waivers/reimbursements                     .90%*           .16%         .40%        2.18%*
Portfolio turnover rate                                     74.53%+        152.57%      107.21%        2.39%+

--------------------------------------------------------------------------------

** For the period September 30, 1996 (commencement of operations) through
   October 31, 1996.

(a) Per share information is calculated using the average share outstanding method.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.

+ Non annualized.

* Annualized.

                See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Japan Growth Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                               FOR THE SIX
                                                               MONTHS ENDED
                                                              APRIL 30, 1999
                                                               (UNAUDITED)         1998
PERIOD ENDED:                                                 --------------       ----
PER-SHARE DATA
Net asset value, beginning of period                              $ 9.13          $10.00
                                                                  ------          ------
INVESTMENT ACTIVITIES:
   Net investment income                                            0.04            0.07
   Net gains or losses on investments and foreign currency
     related items (both realized and unrealized)                   6.13           (0.85)
                                                                  ------          ------
       Total from investment activities                             6.17           (0.78)
                                                                  ------          ------
DISTRIBUTIONS:
   From net investment income                                      (0.09)          (0.09)
                                                                  ------          ------
Net asset value, end of period                                    $15.21          $ 9.13
                                                                  ======          ======

Total return                                                       68.11%+         (7.84)%
RATIOS AND SUPPLMENTAL DATA
Net assets, end of period (000s omitted)                          $5,036          $1,476
   Ratio of expenses to average net assets                          1.26%*@         1.25%@
   Ratio of net income (loss) to average net assets                 (.38)%*          .39%
   Decrease reflected in above operating expense ratios due
     to waivers/reimbursements                                      2.02%*          4.52%
Portfolio turnover rate                                            36.90%+         39.88%

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .01% for the six months ended April 30, 1999 and .00% for the year ended October 31, 1998. The operating expense ratio after reflecting these arrangements was 1.25% for the six months ended April 30, 1999 and 1.25% for the year ended October 31, 1998.

+ Non annualized.

* Annualized.

                See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

  Warburg Pincus Institutional Fund, Inc. is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the 1940 Act) and currently offers seven managed investment funds (Portfolios) of which three are contained in this report. The International Equity Portfolio is classified as diversified, and the Emerging Markets Portfolio and the Japan Growth Portfolio are classified as non-diversified.

  Investment objectives for each portfolio are as follows: International Equity Portfolio seeks long-term capital appreciation; Emerging Markets Portfolio seeks growth of capital; and Japan Growth Portfolio seeks long-term growth of capital.

  The net asset value of each portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. Each portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

  When a portfolio writes or purchases a call or a put option, an amount equal to the premium received or paid by the portfolio is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the portfolio realizes a gain or loss equal to the amount of the premium received or paid. When the Portfolio exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

  The books and records of the portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

operations for the current period. The portfolios do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The portfolios isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

  The portfolios may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk, (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks. In addition, focusing investment in a single country, such as Japan, involves increased risks.

  The International Equity and Emerging Markets Portfolios' investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Investments in the securities of issuers located in emerging markets expose the fund to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. The typically small size of the markets for securities of issuers located in emerging markets may also result in a lack of liquidity and greater price volatility.

  Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

  Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

  No provision is made for federal taxes as it is the fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

  Pursuant to an exemptive order issued by the Securities and Exchange Commission, each portfolio, along with the other funds advised by Warburg Pincus Asset Management, Inc., the portfolios' investment adviser (Warburg) (collectively the Warburg Funds), transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the portfolios' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

  The portfolios have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the transfer agent expense.

  For the six months ended April 30, 1999, the portfolios received credits or reimbursements under this arrangement as follows:

PORTFOLIO                                                     AMOUNT
---------                                                     -------
International Equity                                          $32,824
Emerging Markets                                                  108
Japan Growth                                                       83

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

  Warburg, which is indirectly controlled by Warburg, Pincus & Co., serves as each portfolio's investment adviser. On February 15, 1999, Warburg, Pincus & Co. and Credit Suisse Group announced that they reached an agreement for Credit Suisse to acquire Warburg. Under the terms of the arrangement, no

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

immediate changes are planned to investment portfolio managers and investment professionals. The Warburg Pincus funds' Board of Directors/Trustees and shareholders have approved the "assignment" of each Fund's current investment advisory agreement with Warburg. The transaction is expected to be completed in mid-1999. For its investment advisory services, Warburg is entitled to receive the following fees computed daily and payable monthly based on each portfolio's average daily net assets:

PORTFOLIO                                                 ANNUAL RATE
---------                                      ---------------------------------
International Equity                            .80% of average daily net assets
Emerging Markets                               1.00% of average daily net assets
Japan Growth                                   1.10% of average daily net assets

  For the six months ended April 30, 1999, investment advisory fees, waivers and reimbursements were as follows:

                                           GROSS                         NET           EXPENSE
PORTFOLIO                               ADVISORY FEE     WAIVER      ADVISORY FEE   REIMBURSEMENTS
---------                               ------------   -----------   ------------   --------------
International Equity                     $3,977,140    $  (712,712)   $3,264,428       $      0
Emerging Markets                             46,635        (36,523)       10,112              0
Japan Growth                                 13,108        (13,108)            0         (9,554)

  Counsellors Funds Service, Inc. (CFSI), a wholly-owned subsidiary of Warburg, and PFPC Inc. (PFPC), an indirect, wholly-owned subsidiary of PNC Bank Corp.
(PNC), serve as each portfolio's co-administrators. For administrative services, CFSI receives a fee calculated at an annual rate of .10% of each portfolios' average daily net assets.

  For the six months ended April 30, 1999, administrative services fees earned by CFSI were as follows:

PORTFOLIO                                                  CO-ADMINISTRATION FEE
---------                                                  ---------------------
International Equity                                             $497,142
Emerging Markets                                                    4,663
Japan Growth                                                        1,192

  For administrative services, PFPC currently receives a fee based on the following fee structure:

AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
------------------------                       --------------------------------
First $250 million                             .12% of average daily net assets
Second $250 million                            .10% of average daily net assets
Third $250 million                             .08% of average daily net assets
Over $750 million                              .05% of average daily net assets

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

  For the six months ended April 30, 1999, administrative service fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:

                                                                                         NET
PORTFOLIO                                    CO-ADMINISTRATION FEE    WAIVER    CO-ADMINISTRATION FEE
---------                                    ---------------------   --------   ---------------------
International Equity                               $444,910          $      0         $444,910
Emerging Markets                                      8,611            (5,596)           3,015
Japan Growth                                          3,438            (1,430)           2,008

  Counsellors Securities Inc. (CSI), also a wholly-owned subsidiary of Warburg, serves as distributor of each portfolio's shares without compensation.

3. LINE OF CREDIT

  The portfolios, together with certain other Warburg funds, have established committed and uncommitted lines of credit facilities with PNC for temporary or emergency purposes primarily relating to unanticipated share redemptions. Under the terms of the committed line of credit, the Warburg funds with access to the facility pay a commitment fee at a rate of .07% per annum on the average daily balance of the line of credit, which is undisbursed and uncanceled during the preceding quarter. In addition, the Warburg funds will pay interest on borrowings at the bank's base rate plus .45%. Under the terms of the uncommitted lines of credit, the Warburg funds will pay interest on borrowings at the bank's base rate plus .55%. Aggregate borrowings for each fund under the committed and uncommitted lines of credit with PNC may not exceed the lowest of (a) thirty-three and one-third percent (33 1/3%) of the assets of such fund, for any fund that does not invest at least sixty-five percent (65%) of its assets in international equity or fixed income securities (an International Fund) and twenty-five percent (25%) of the assets of any fund that is an International fund: (b) the maximum amount permitted by such fund's investment policies and restrictions. At April 30, 1999 and during the six months ended April 30, 1999, the portfolios had the following borrowings under the line of credit agreement:

                                                       AVERAGE      MAXIMUM        LOAN
                                       AVERAGE DAILY   INTEREST   DAILY LOAN    OUTSTANDING
PORTFOLIO                              LOAN BALANCE     RATE %    OUTSTANDING   AT 04/30/99
---------                              -------------   --------   -----------   -----------
International Equity                     $482,505        5.58%    $11,529,000       $0
Emerging Markets                           32,572        5.28%      1,197,000        0

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

4. INVESTMENTS IN SECURITIES

  For the six months ended April 31, 1999, purchases and sales of investment securities (excluding short-term investments) were as follows:

PORTFOLIO                                         PURCHASES          SALES
---------                                       --------------   --------------
International Equity                            $  605,993,806   $  772,187,816
Emerging Markets                                     6,607,723       25,864,910
Japan Growth                                         3,055,394          989,393

  At April 30, 1999, the net unrealized appreciation from investments for those securities having an excess of value over cost and net depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                                                 NET UNREALIZED
                                    UNREALIZED     UNREALIZED     APPRECIATION
PORTFOLIO                          APPRECIATION   DEPRECIATION   (DEPRECIATION)
---------                          ------------   ------------   --------------
International Equity               $157,525,869   $(25,942,921)   $131,582,948
Emerging Markets                        429,005       (219,223)        209,782
Japan Growth                          1,238,537        (45,231)      1,193,306

5. FORWARD FOREIGN CURRENCY CONTRACTS

  Each portfolio may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise from movements in the value of a foreign currency relative to the U.S. dollar and from the potential default of counterparties to the contracts. Each Portfolio will enter into forward contracts primarily for hedging purposes. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS -- (CONT'D)

  At April 30, 1999, the Japan Growth Portfolio had the following open forward foreign currency contracts:

                                                  FOREIGN                                     UNREALIZED
                                  EXPIRATION     CURRENCY       CONTRACT      CONTRACT     FOREIGN EXCHANGE
FORWARD CURRENCY CONTRACT            DATE       TO BE SOLD       AMOUNT         VALUE        GAIN (LOSS)
-------------------------         ----------   -------------   -----------   -----------   ----------------
      Japanese Yen                 08/31/99       71,332,000   $   600,337   $   607,840     $     (7,503)
      Japanese Yen                 08/31/99       40,045,000       338,504       341,235           (2,731)
      Japanese Yen                 08/31/99       33,780,000       285,063       287,849           (2,786)
      Japanese Yen                 08/31/99       10,600,000        89,603        90,326             (723)
      Japanese Yen                 08/31/99       17,000,000       143,809       144,862           (1,053)
      Japanese Yen                 08/31/99       12,000,000       100,008       102,255           (2,247)
      Japanese Yen                 08/31/99       12,000,000       102,819       102,255              564
      Japanese Yen                 08/31/99        9,000,000        77,683        76,691              992
      Japanese Yen                 08/31/99       14,000,000       121,942       119,298            2,644
      Japanese Yen                 08/31/99      231,000,000     1,998,313     1,968,415           29,898
      Japanese Yen                 08/31/99       15,000,000       127,201       127,819             (618)
      Japanese Yen                 08/31/99       14,000,000       119,403       119,298              105
      Japanese Yen                 08/31/99       10,000,000        83,703        85,213           (1,510)
      Japanese Yen                 08/31/99       11,500,000        96,684        97,995           (1,311)
      Japanese Yen                 08/31/99       23,000,000       193,847       195,989           (2,142)
      Japanese Yen                 08/31/99       18,000,000       153,442       153,383               59
      Japanese Yen                 08/31/99       35,000,000       295,608       298,245           (2,637)
                                                               -----------   -----------     ------------
                                                               $ 4,927,969   $ 4,918,968     $      9,001
                                                               ===========   ===========     ============

6. EQUITY SWAP TRANSACTIONS

  The International Equity Portfolio and the Emerging Markets Portfolio each entered into equity swap agreements dated January 7, 1999, January 8, 1999 and January 11, 1999. Each portfolio paid a notional amount plus a 1.25% upfront fee for a basket of Singapore local common stocks. The initial notional amount represented the then-current market value of the common stock. The notional amount is marked-to-market daily. The swap agreements expire on January 8, 2001, but are terminable by either party on one business day's notice. The final notional amount at termination will be the average execution price of unwinding the counterparty's hedge for the swap (the sale of the common stocks) at termination. Each portfolio will receive the final notional amount, less a 1.25% fee, five business days after termination date.

  During the term of the equity swap agreements, each portfolio is entitled to dividends on the stock less a dividend withholding tax of 26% and a 1% processing fee (not to exceed $1,000). Each portfolio will recognize the net dividend amount received as dividend income on the dividend ex-date and receive each dividend five business days after the payment date. In addition, a portfolio may instruct the counterparty regarding participation in any rights

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

6. EQUITY SWAP TRANSACTIONS -- (cont'd)
offerings of the common stock, in exchange for the subscription price plus a 0.75% fee to the counterparty.

  At April 30, 1999, the International Equity Portfolio had the following open equity swap agreements:

                                         MARKET       NOTIONAL      UNREALIZED
                                          VALUE        AMOUNT      APPRECIATION
                                       -----------   -----------   ------------
Basket 1                               $ 6,075,965   $ 4,527,990    $1,547,975
Basket 2                                 1,557,741     1,239,378       318,363
Basket 3                                 4,943,554     4,332,909       610,645
                                       -----------   -----------    ----------
                                       $12,577,260   $10,100,277    $2,476,983
                                       ===========   ===========    ==========

  At April 30, 1999, the Emerging Markets Portfolio had the following open equity swap agreements:

                                              MARKET    NOTIONAL    UNREALIZED
                                               VALUE     AMOUNT    APPRECIATION
                                              -------   --------   ------------
Basket 1                                      $32,775   $24,425      $ 8,350
Basket 2                                        8,416     6,695        1,721
Basket 3                                       26,537    23,280        3,257
                                              -------   -------      -------
                                              $67,728   $54,400      $13,328
                                              =======   =======      =======

7. CAPITAL SHARE TRANSACTIONS

  The fund is authorized to issue up to thirteen billion full and fractional shares of common stock of separate series having a $.001 par value per share. Shares of nine series have been classified, seven of which constitute the interests in the portfolios.

  Transactions in shares of each portfolio were as follows:

                                INTERNATIONAL EQUITY                  EMERGING MARKETS                      JAPAN GROWTH
                          ---------------------------------   ---------------------------------   ---------------------------------
                           FOR THE SIX                         FOR THE SIX                         FOR THE SIX
                           MONTHS ENDED        FOR THE         MONTHS ENDED        FOR THE         MONTHS ENDED        FOR THE
                          APRIL 30, 1999      YEAR ENDED      APRIL 30, 1999      YEAR ENDED      APRIL 30, 1999      YEAR ENDED
                           (UNAUDITED)     OCTOBER 31, 1998    (UNAUDITED)     OCTOBER 31, 1998    (UNAUDITED)     OCTOBER 31, 1998
                          --------------   ----------------   --------------   ----------------   --------------   ----------------
Shares sold                  7,044,044        11,088,063               222          149,483            169,274          160,988
Shares issued to
 shareholders on
 reinvestment of
 dividends                     541,044         6,263,859            44,185          388,183                107              964
Shares redeemed            (22,287,549)      (17,485,779)       (3,773,761)        (427,153)                 0             (396)
                           -----------       -----------        ----------         --------         ----------         --------
Net increase (decrease)
 in shares outstanding     (14,702,461)         (133,857)       (3,729,354)         110,513            169,381          161,556
                           ===========       ===========        ==========         ========         ==========         ========

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

8. LIABILITIES

  At April 30, 1999, the portfolio had the following affiliated and investment related liabilities:

                                                     INTERNATIONAL   EMERGING      JAPAN
                                                        EQUITY        MARKETS     GROWTH
                                                         FUND        PORTFOLIO     FUND
                                                     -------------   ---------   ---------
Payable for securities purchased (at value)           $ 6,829,642    $181,500      $  0
Administration services fee payable                        77,165         252       395
Investment advisory fee payable                           510,962           0       329
Payable for fund shares redeemed                                0           0         0

9. NET ASSETS

  At April 30, 1999, capital contributions, undistributed net investment income, accumulated net realized gain/(loss) from security transactions and current period distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency and equity swap transactions. The International Equity Portfolio, the Emerging Markets Portfolio and the Japan Growth Portfolio reclassified $(829,693), $(77,568) and $19,010, respectively, from accumulated net realized gain/(loss) from security transactions and foreign currency related items to undistributed net investment income. In addition, the Emerging Markets Portfolio reclassified $(25,862) from accumulated net investment income/(loss) to capital contributions. Net investment income, net realized gain/(loss) on investments and net assets were not affected by this reclassification.

  Net assets at April 30, 1999, consisted of the following:

                                                          INTERNATIONAL         EMERGING             JAPAN
                                                         EQUITY PORTFOLIO   MARKETS PORTFOLIO   GROWTH PORTFOLIO
                                                         ----------------   -----------------   ----------------
Capital contributed, net                                   $851,848,905       $ 21,096,130         $3,805,063
Undistributed net investment income                           6,220,541                  0             14,529
Accumulated net realized gain (loss) from security
 transactions                                              (118,216,458)       (19,131,641)            13,593
Net unrealized appreciation from investments and
 foreign currency related items                             135,308,239            439,944          1,202,347
                                                           ------------       ------------         ----------
Net assets                                                 $875,161,227       $  2,404,433         $5,035,532
                                                           ============       ============         ==========

10. CAPITAL LOSS CARRYOVER

  At April 30, 1999, the International Equity Portfolio, the Emerging Markets Portfolio and the Japan Growth Portfolio had capital loss carryovers of $115,152,416, $15,647,325 and $141,441, respectively, expiring in 2006.

                         [WARBURG PINCUS FUNDS GRAPHIC]



                      P.O. BOX 9030, BOSTON, MA 02205-9030
                         800-222-8977 o www.warburg.com

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                          WPINI-3-0499